Commitments and Contingencies	12 Months Ended
Jul. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

Operating Leases

We have entered into non-cancelable operating leases for facilities that expire at various dates through January 31, 2021. Rent under the agreements is expensed to operations on a straight-line basis over the terms of the leases. The aggregate future non-cancelable minimum lease payments for our operating leases as of July 31, 2012 and including the new lease for an office space which will house our new corporate headquarters consist of the following:

Fiscal Year Ending July 31,	Operating Leases
2013	$3,146
2014	4,213
2015	4,102
2016	4,092
2017	4,062
2018 and Thereafter	13,227
Total	$32,842

Rent expense for all operating leases amounted to $1.2 million, $1.8 million and $2.0 million during the years ended July 31, 2010, 2011 and 2012.

Our current headquarters, consisting of approximately 63,000 square feet of space in Santa Clara, California, is leased through March 2013. On May 25, 2012, we entered into a new lease agreement, pursuant to which we will lease an office space located in Santa Clara, California consisting of 127,000 square feet for an initial term of eight years commencing on February 2013. This new office building will house our new corporate headquarters, which we expect to begin occupying in February 2013. The annual base rent for the new office lease ranges from approximately $3.2 million to $3.9 million over the term of the lease and we are also responsible for the payment of certain operating expenses, including utilities and real estate taxes. Pursuant to the terms of the lease agreement, we were obligated to provide a standby letter of credit in the amount of approximately $3.2 million as collateral for our full performance. In connection with this new office, we are entitled to receive from the landlord leasehold incentives of approximately $6.0 million to make leasehold improvements to the leased properties.

In connection with leases for office space, we received from our lessors leasehold incentives of $0.7 million during the year ended July 31, 2011 to make leasehold improvements to the leased properties. We have recorded the leasehold incentives as a leasehold improvement within property and equipment, net and as deferred rent within other liabilities on the consolidated balance sheets. The deferred rent liability is being amortized to rent expense over the terms of the leases on a straight-line basis. The leasehold improvements are being amortized to expense over the shorter of the period from when the improvements were placed into service until the end of their respective useful lives or the lease terms.

Contract Manufacturer Commitments

The independent contract manufacturer that provides substantially all of our manufacturing, repair and supply chain operations procures components and builds our products based on our forecasts. These forecasts are based on estimates of future demand for our products, which are in turn based on historical trends and an analysis from our sales and marketing organizations, adjusted for overall market conditions. In order to reduce manufacturing lead times and plan for adequate component supply, we may issue purchase orders to this independent contract manufacturer which may not be cancelable. As of July 31, 2011 and 2012, we had $1.0 million and $3.1 million of open purchase orders with this independent contract manufacturer that may not be cancelable.

Additionally, we recorded a charge of $0.4 million in 2012 for non-cancelable purchase commitments to our contract manufacturer for inventory which we deemed as excess and obsolete. No such charge was recorded in fiscal 2010 or 2011. This amount was recognized in products and licenses cost of revenue in the consolidated statements of operations for the year ended July 31, 2012.
 Guarantees

We have entered into agreements with some of our customers that contain indemnification provisions relating to potential situations where claims could be alleged that our products infringe the intellectual property rights of a third party. We have at our option and expense the ability to repair any infringement, replace product with a non-infringing equivalent-in-function product, or refund our customers the unamortized value of the product based on its estimated useful life, typically five years. Other guarantees or indemnification arrangements include guarantees of product and service performance and standby letters of credit for lease facilities and corporate credit cards. We have not recorded a liability related to these indemnification and guarantee provisions, and our guarantees and indemnification arrangements have not had any significant impact on our consolidated financial statements to date.

Loss Contingencies

We are subject to the possibility of various loss contingencies arising in the ordinary course of business. An estimated loss contingency is accrued when it is probable that an asset has been impaired or a liability has been incurred and the amount can be reasonably estimated. We regularly evaluate current information available to management to determine whether such accruals should be adjusted and whether new accruals are required in the periods presented.

In addition, we may become involved in disputes, litigation and other legal actions in the normal course of business. We record a charge equal to at least the minimum estimated liability for a loss contingency only when both of the following conditions are met: (i) information available prior to issuance of the consolidated financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements and (ii) the range of loss can be reasonably estimated. However, the actual liability in any such litigation may be materially different from our estimates, which could result in the need to record additional expenses. For some matters, the amount of liability is not probable or the amount cannot be reasonably estimated and therefore accruals have not been made. However, where a liability is reasonably possible and material, such matters have been disclosed.

Legal Proceedings

From time to time, we are subject to various legal proceedings, claims and litigation arising in the ordinary course of business. We do not believe we are party to any currently pending legal proceedings the outcome of which would have a material adverse effect on our financial position, results of operations or cash flows. There can be no assurance that existing or future legal proceedings arising in the ordinary course of business or otherwise will not have a material adverse effect on our financial position, results of operations or cash flows.

During fiscal 2011 and 2012, we were engaged in patent litigation with BlueCat Networks (USA), Inc. and BlueCat Networks, Inc. (collectively “BlueCat”) involving claims for infringement of certain of our patents and counterclaims by BlueCat for infringement of certain of their patents, referred to herein as the “BlueCat Litigation.”
On December 15, 2011, we and BlueCat entered into a settlement agreement pursuant to which all claims asserted in the multiple patent litigations between us and BlueCat in the BlueCat Litigation were dismissed without prejudice and the parties released claims of any past, present or future infringement of the patents asserted in the BlueCat Litigation and any patents related thereto. The settlement agreement also provides that, among other things, the parties will not commence patent litigation against each other on any other patents until at least December 15, 2016, and no damages will accrue related to the infringement of any patents through that date. There can be no assurance that patent litigation between the parties will not occur in the future. In addition, a party may reassert the claims of infringement it released under the settlement agreement (and seek past damages) if the other party commences patent litigation against that party after December 15, 2016, and the settlement agreement also would terminate if a third party asserts a claim for infringement of any patent released under the settlement agreement.